IES Holdings, Inc. Second Quarter 2020 Update May 5, 2020 Exhibit 99.2

Disclosures Forward-Looking Statements Certain statements in this document may be deemed "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, all of which are based upon various estimates and assumptions that the Company believes to be reasonable as of the date hereof. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "could," "should," "expect," "plan," "project," "intend," "anticipate," "believe," "seek," "estimate," "predict," "potential," "pursue," "target," "continue," the negative of such terms or other comparable terminology. These statements involve risks and uncertainties that could cause the Company's actual future outcomes to differ materially from those set forth in such statements. Such risks and uncertainties include, but are not limited to, the impact of the COVID-19 outbreak or future epidemics on our business, including the potential for job site closures or work stoppages, supply chain disruptions, construction delays, reduced demand for our services, or our ability to collect from our customers; the ability of our controlling shareholder to take action not aligned with other shareholders; the possibility that certain tax benefits of our net operating losses may be restricted or reduced in a change in ownership or a change in the federal tax rate; the potential recognition of valuation allowances or write-downs on deferred tax assets; the inability to carry out plans and strategies as expected, including our inability to identify and complete acquisitions that meet our investment criteria in furtherance of our corporate strategy, or the subsequent underperformance of those acquisitions; competition in the industries in which we operate, both from third parties and former employees, which could result in the loss of one or more customers or lead to lower margins on new projects; fluctuations in operating activity due to downturns in levels of construction or the housing market, seasonality and differing regional economic conditions; and our ability to successfully manage projects, as well as other risk factors discussed in this document, in the Company's annual report on Form 10-K for the year ended September 30, 2019 and in the Company’s other reports on file with the SEC. You should understand that such risk factors could cause future outcomes to differ materially from those experienced previously or those expressed in such forward-looking statements. The Company undertakes no obligation to publicly update or revise any information, including information concerning its controlling shareholder, net operating losses, borrowing availability, or cash position, or any forward-looking statements to reflect events or circumstances that may arise after the date of this document. Forward-looking statements are provided in this press document pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of the estimates, assumptions, uncertainties, and risks described herein. Non-GAAP Financial Measures and Other Adjustments This document includes adjusted net income per share and backlog, and, in the non-GAAP reconciliation tables included herein, adjusted net income attributable to IES, adjusted earnings per share attributable to IES, adjusted EBITDA and adjusted net income before taxes, each of which is a financial measure not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”). Management believes that these measures provide useful information to our investors by, in the case of adjusted net income per share, adjusted net income attributable to IES, adjusted earnings per share attributable to IES, adjusted EBITDA and adjusted net income before taxes, distinguishing certain nonrecurring events such as litigation settlements or significant expenses associated with leadership changes, or noncash events, such as our valuation allowances release and write-down of our deferred tax assets, or, in the case of backlog, providing a common measurement used in IES’s industry, as described further below, and that these measures, when reconciled to the most directly comparable GAAP measures, help our investors to better identify underlying trends in the operations of our business and facilitate easier comparisons of our financial performance with prior and future periods and to our peers. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, which has been provided in the financial tables included in this document. Remaining performance obligations represent the unrecognized revenue value of our contract commitments. While backlog is not a defined term under GAAP, it is a common measurement used in IES’s industry and IES believes this non-GAAP measure enables it to more effectively forecast its future results and better identify future operating trends that may not otherwise be apparent. IES’s remaining performance obligations are a component of IES’s backlog calculation, which also includes signed agreements and letters of intent which we do not have a legal right to enforce prior to work starting. These arrangements are excluded from remaining performance obligations until work begins. IES’s methodology for determining backlog may not be comparable to the methodologies used by other companies. For further details on the Company’s financial results, please refer to the Company’s annual report on Form 10-Q for the fiscal quarter ended March 31, 2020, to be filed with the Securities and Exchange Commission (“SEC”) by May 5, 2020, and any amendments thereto. General information about IES Holdings, Inc. can be found at http://www.ies-co.com under "Investor Relations." The Company's annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the Company's website as soon as reasonably practicable after they are filed with, or furnished to, the SEC.

Second Quarter 2020 Highlights Revenue of $291 million, an increase of 13% year-over-year (“y-o-y”) Operating Income of $9.2 million, an increase of 12% y-o-y Net Income Per Share of $0.29 (+12%) and Adjusted Net Income Per Share* of $0.38 Remaining Performance Obligations, a GAAP measure of future revenue to be recognized from current contracts with customers, of $469 million Record Backlog* of $587 million Purchased Aerial Lighting & Electric and Plant Power & Control Systems for a combined $29 million, and repurchased $4 million of equity during the quarter Ended the quarter with a cash balance, net of debt, of $15 million * Non-GAAP financial measure; see reconciliation table

2Q20 Revenue and Operating Income Financial measures presented herein are in millions, except for earnings per share or as otherwise noted REVENUE OPERATING INCOME +13% +12%

2Q20 Net Income Per Share and Adjusted Net Income Per Share* * Non-GAAP financial measure; see reconciliation table NET INCOME PER SHARE ADJUSTED NET INCOME PER SHARE* +12%

2Q20 Segment Results Second Quarter Six Months Year-to-Date Revenue: $96.0 million (36% increase from 2Q19) Operating Income: $7.2 million (+67%) Revenue: $180.3 million (29% increase from YTD19) Operating Income: $14.2 million (+53%) Communications Revenue: $100.0 million (+39%) Operating Income: $7.2 million (+85%) Revenue: $192.8 million (+33%) Operating Income: $13.6 million (+74%) Residential Revenue: $29.3 million (-15%) Operating Income: $2.3 million (-18%) Revenue: $60.6 million (-5%) Operating Income: $5.6 million (+33%) Infrastructure Solutions Revenue: $66.0 million (-18%) Operating Loss: $4.1 million Revenue: $133.7 million (-12% ) Operating Loss: $4.6 million Commercial & Industrial

Strong Backlog* Backlog ($ in millions) Remaining Performance Obligations: $424 $487 $452 $430 * Non-GAAP financial measure; see reconciliation table $469

Appendix

Income Statement

Select Balance Sheet Data

Segment Results

Non-GAAP Reconciliation Of Adjusted Net Income Attributable To IES Holdings, Inc.

Non-GAAP Reconciliation Of Adjusted EBITDA

Non-GAAP Reconciliation Of Remaining Performance Obligations To Backlog

NOL Summary Estimated net operating loss carry forwards (“NOLs”) of approximately $306 million as of September 30, 2019, including approximately $144 million resulting from net operating losses on which a deferred tax asset is not recorded Rights Agreement implemented to deter new 5% shareholders in order to prevent certain limitations on NOLs Note: Assumes no change, limitation or usage of existing NOLs prior to expiration dates NOL EXPIRATION SCHEDULE